Exhibit 99.1

                           New York Community Bancorp,
     Inc. and PennFed Financial Services, Inc. Announce the Receipt of FDIC
          Approval of the Merger of Penn Federal Savings Bank with and into New York Community Bank


    WESTBURY, N.Y. & WEST ORANGE, N.J.--(BUSINESS WIRE)--Feb. 20, 2007--New York Community Bancorp, Inc. (NYSE: NYB), the $28.5 billion holding company for New York Community Bank and New York Commercial Bank, and PennFed Financial Services, Inc. (NASDAQ/Global Market:
PFSB) ("PennFed"), the $2.3 billion holding company for Penn Federal Savings Bank, today announced that the Federal Deposit Insurance Corporation (the "FDIC") has approved the merger of Penn Federal Savings Bank with and into New York Community Bank. The merger is expected to be completed immediately following the acquisition of PennFed by New York Community Bancorp.

    New York Community Bancorp is currently expected to acquire
PennFed on or about March 31, 2007, subject to the receipt of other regulatory agency approvals and the approval of PennFed's shareholders at a special meeting to be held on March 13, 2007.

    The acquisition is expected to add 24 branches to New York Community Bancorp's franchise in New Jersey, strengthening its presence in Essex, Union, and Hudson Counties and extending its footprint into the southern/central counties of Ocean, Monmouth, and Middlesex.

    New York Community Bancorp, Inc.

    New York Community Bancorp, Inc. is the $28.5 billion holding company for New York Community Bank and New York Commercial Bank, and the leading producer of multi-family loans for portfolio in New York City. A New York State-chartered savings bank with 137 offices serving New York City, Long Island, Westchester County, and northern New Jersey, New York Community Bank is the third largest thrift depository in the New York metropolitan region, and operates through seven local divisions: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, CFS Bank, First Savings Bank of New Jersey, and Ironbound Bank. A New York State-chartered commercial bank, New York Commercial Bank has 29 branches serving Manhattan, Queens, Brooklyn, Westchester County, and Long Island. Additional information about New York Community Bancorp, Inc. and its bank subsidiaries is available at www.myNYCB.com.

    PennFed Financial Services, Inc.

    PennFed Financial Services, Inc. is the $2.3 billion holding company for Penn Federal Savings Bank, a New Jersey-based thrift with loans of $1.7 billion and deposits of $1.5 billion at December 31, 2006. The Company has 13 branches serving the Ironbound section of Newark and the surrounding communities of Essex County, and 11 branches serving customers in select communities in Ocean, Monmouth, Middlesex, Hudson, and Union Counties. Additional information about PennFed, its products, and performance is available at www.pennfsb.com.

    This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. New York Community Bancorp, Inc. has filed a registration statement containing a proxy statement/prospectus that has been sent to PennFed's stockholders, and other relevant documents concerning the proposed transaction, with the U.S. Securities and Exchange Commission (the "SEC"). PennFed has filed relevant documents concerning the proposed transaction with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT CONTAINING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

    Investors are able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by New York Community Bancorp, Inc. are available free of charge from the Investor Relations Department, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590. Documents filed with the SEC by PennFed are available free of charge from the Corporate Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052.

    The directors, executive officers, and certain other members of management of PennFed Financial Services, Inc. may be soliciting proxies in favor of the transaction from the company's shareholders. For information about these directors, executive officers, and members of management, please refer to the proxy statement/prospectus that has been sent to PennFed's stockholders, which is available on the SEC's web site and at the address provided in the preceding paragraph.

    Safe Harbor Provisions of the Private Securities Litigation Reform
Act of 1995

    This release, like other written and oral communications presented by New York Community Bancorp, Inc. and PennFed Financial Services, Inc. (the "Companies") and their authorized officers, may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Companies intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.

    Forward-looking statements, which are based on certain assumptions, may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the transaction between the Companies. The following factors, among others, could cause the actual results of the transaction and the expected benefits of the transaction to the combined company and to the Companies' shareholders, to differ materially from the expectations stated in this release: the ability of the Companies to consummate the transaction; a materially adverse change in the financial condition or results of operations of either company; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.

    In addition, factors that could cause the actual results of the transaction to differ materially from current expectations include, but are not limited to, general economic conditions and trends, either nationally or locally in some or all of the areas in which the Companies and their customers conduct their respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the Companies' net income, the level of prepayment penalties and other future cash flows, or the market value of their assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the Companies' local markets; changes in the financial or operating performance of the Companies' customers' businesses; changes in real estate values, which could impact the quality of the assets securing the Companies' loans; changes in the quality or composition of the Companies' loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in the customer base of either company; potential exposure to unknown or contingent liabilities of companies targeted by New York Community Bancorp, Inc. for acquisition; the Companies' timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by the Companies' customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; the outcome of pending or threatened litigation or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Companies; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in banking, securities, tax, environmental, and insurance law, regulations, and policies, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the Companies are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the Companies' operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Companies' control.

    Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, the Companies disclaim any obligation to update any forward-looking statements.



    CONTACT: New York Community Bancorp, Inc.
             Ilene A. Angarola, First Senior Vice President and Director, Investor Relations
             516-683-4420
             or
             PennFed Financial Services, Inc.
             Claire M. Chadwick, Senior Executive Vice President and Chief Financial Officer
             973-669-7366, ext. 267